LEE KEELING AND ASSOCIATES, INC.

PETROLEUM CONSULTANTS

First Place Tower
15 East Fifth Street • Suite 3500
Tulsa, Oklahoma 74103-4350
(918) 587-5521 • Fax: (918) 587-2881

March 26, 2012

TN-K Energy Company
649 Sparta Hwy., Suite 102
Crossville, Tennessee 38555

Attention: Mr. Ken Page

Re: Estimated Proved, Probable and Possible Reserves and Future Net Cash Flow from Properties in Kentucky and Tennessee

Gentlemen:

In accordance with your request, we have prepared an estimate of the reserves and future net cash flow attributable to the interests owned by TN-K Energy Company, located in the states of Kentucky and Tennessee. The effective date of our estimate is December 31, 2011 and the results summarized.

	ESTIMATED REMAINING RESERVES		FUTURE NET REVENUE	
	GROSS	NET		
RESERVE CLASSIFICATION	Oil (BBLS)	Oil (BBLS)	Total ($)	Disc. @ 10% ($)
Proved Developed				
Producing	43,892	9,544	348,910	335,433
Non-Producing	29,516	4,939	286,216	216,497
Sub-Total	73,408	14,483	635,126	551,930
Proved Undeveloped	42,171	2,109	169,984	129,941
Total Proved	115,579	16,592	805,110	681,871
Probable	43,985	2,200	177,183	133,771
Possible	37,512	5,479	218,952	146,082
TOTAL ALL RESERVES	197,076	24,271	1,201,245	961,724

Note: Totals may not agree with schedules due to roundoff.

Future net cash flow is the amount, exclusive of federal and state income taxes, which will accrue to the subject interests from continued operation of the properties to depletion. It should not be construed as a fair market or trading value. No provision has been made for the cost of plugging and abandoning the properties.

No attempt has been made to determine whether the wells and facilities are in compliance with various governmental regulations. Accordingly, no costs have been included in the event the wells and facilities are not in compliance.

This report consists of various summaries. Schedule No. 1 presents summary forecasts of annual gross and net production, operating income, and net revenue by area and reserve category. Schedule 2 is a maximum to minimum listing of the individual properties based on discounted future net revenue ordered by reserve category. An alphabetical one-line summary is presented on Schedule No. 3. Individual developed and undeveloped properties are presented on Schedule No. 4.

CLASSIFICATION OF RESERVES

Reserve classifications are as defined by the Society of Petroleum Engineers (SPE), American Association of Petroleum Geologists (AAPG), World Petroleum Council (WPC), and Society of Petroleum Evaluation Engineers (SPEE).

Proved Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.

Proved Developed Non-Producing Reserves include shut-in and behind-pipe reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future re-completion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Proved Undeveloped Reserves are quantities expected to be recovered through future investments: (1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Probable Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.

ESTIMATION OF RESERVES

The majority of the subject properties have not been producing for a considerable length of time. Where applicable, the estimation of reserves for these wells has been based on the extrapolation of the existing historic production decline curves to economic limits.

Reserves anticipated from recently drilled wells were based upon analogy with similar properties, which are producing from the same horizons in the respective areas. Structural position, net pay thickness, well productivity, water production, and other pertinent factors were considered in the estimations of these reserves.

FUTURE NET CASH FLOW

Oil Income and Prices

The pricing used was based on a determination of a 12-month average price, calculated as the unweighted average of the monthly prices received for Oil TN-K Energy, for the 12-month period prior to the end of the reporting period.

Operating Expenses

Operating expenses were based upon actual operating costs charged by TN-K Energy or the respective operators, as supplied by the staff of TN-K Energy. All expenses were held constant throughout the life of each lease.

In the case of new wells or in areas where TN-K Energy did not provide operating information, the operating expenses were based on experience gained by Lee Keeling and Associates, Inc.

Future Expenses

Provisions have been made for future expenses required for recompletion and drilling. These costs are forecast based upon current estimates, regardless of the time they are incurred.

GENERAL

Information upon which this estimate has been based was furnished by the staff of TN-K Energy or was obtained by us from outside sources we consider to be reliable. This information is assumed correct. No attempt has been made to verify title or ownership of the subject properties.

Leases were not inspected by a representative of this firm, nor were the wells tested under our supervision; however, the performance of the majority of the wells was discussed with employees of TN-K Energy.

This report has been prepared utilizing methods and procedures regularly used by petroleum engineers to estimate oil and gas reserves for properties of this type and character. The recovery of oil and gas reserves and projection of producing rates are dependent upon many variable factors including prudent operation, installation of lifting equipment, and remedial work when required. The reserves included in this report have been based upon the assumption that the wells will continue to be operated in a prudent manner under the same conditions existing at the present time. Actual production results and future well data may yield additional facts, not presently available to us, which will require an adjustment to our estimates.

The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered, and, if recovered, the revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts. As in all aspects of oil and gas estimation, there are uncertainties inherent in the interpretation of engineering data and, therefore, our conclusions necessarily represent only informed professional judgments.

It should be pointed out that regulatory authorities could, in the future, change the allocation of reserves allowed to be produced from a particular well in any reservoir, thereby altering the material premise upon which our reserve estimates may be based.

The projection of cash flow has been made assuming constant oil prices. There is no assurance that prices will not vary. For this reason and those listed in the previous paragraph, the future net cash from the sale of production from the subject properties may vary from the estimates contained in this report.

The information developed during the course of this investigation, basic data, maps and worksheets showing recovery determinations can be made available for inspection in our office.

This report is to be used only in its entirety.

We appreciate this opportunity to be of service to you.

Very truly yours,

Lee Keeling and Associates, Inc.

LEE KEELING AND ASSOCIATES, INC.

LKA7197

SCHEDULE NO. 1

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
ALL PROPERTIES
ALL RESERVES

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$-----	NET GAS SALES -----M$-----	TOTAL NET SALES -----M$-----
12-12	45.321	0.000	3.939	0.000	83.110	0.000	327.410	0.000	327.410
12-13	43.444	0.000	4.751	0.000	83.110	0.000	394.832	0.000	394.832
12-14	24.833	0.000	2.920	0.000	83.110	0.000	242.665	0.000	242.665
12-15	16.739	0.000	2.038	0.000	83.110	0.000	169.360	0.000	169.360
12-16	12.427	0.000	1.551	0.000	83.110	0.000	128.888	0.000	128.888
12-17	9.906	0.000	1.249	0.000	83.110	0.000	103.829	0.000	103.829
12-18	8.110	0.000	1.031	0.000	83.110	0.000	85.704	0.000	85.704
12-19	6.841	0.000	0.876	0.000	83.110	0.000	72.775	0.000	72.775
12-20	5.689	0.000	0.736	0.000	83.110	0.000	61.197	0.000	61.197
12-21	3.329	0.000	0.550	0.000	83.110	0.000	45.710	0.000	45.710
12-22	2.573	0.000	0.453	0.000	83.110	0.000	37.671	0.000	37.671
12-23	2.271	0.000	0.406	0.000	83.110	0.000	33.771	0.000	33.771
12-24	2.061	0.000	0.369	0.000	83.110	0.000	30.689	0.000	30.689
12-25	1.883	0.000	0.338	0.000	83.110	0.000	28.082	0.000	28.082
12-26	1.722	0.000	0.307	0.000	83.110	0.000	25.548	0.000	25.548
S TOT	187.150	0.000	21.515	0.000	83.110	0.000	1788.132	0.000	1788.132
AFTER	9.927	0.000	2.755	0.000	83.110	0.000	228.931	0.000	228.931
TOTAL	197.077	0.000	24.270	0.000	83.110	0.000	2017.062	0.000	2017.062

-END- MO-YR	AD VALOREM TAX -----M$-----	PRODUCTION TAX -----M$-----	DIRECT OPER EXPENSE -----M$-----	NPI PAID -----M$-----	NPI OWNED -----M$-----	EQUITY INVESTMENT -----M$-----	FUTURE NET CASHFLOW -----M$-----	CUMULATIVE CASHFLOW -----M$-----	CUM. DISC. CASHFLOW -----M$-----
12-12	0.000	12.186	13.304	0.000	0.000	17.256	284.664	284.664	271.495
12-13	0.000	15.353	21.162	0.000	0.000	111.594	246.724	531.388	481.881
12-14	0.000	9.547	21.899	0.000	0.000	0.000	211.219	742.607	648.324
12-15	0.000	6.696	21.899	0.000	0.000	0.000	140.765	883.373	749.178
12-16	0.000	5.106	21.899	0.000	0.000	0.000	101.884	985.257	815.527
12-17	0.000	4.122	21.899	0.000	0.000	0.000	77.808	1063.065	861.592
12-18	0.000	3.416	21.899	0.000	0.000	0.000	60.389	1123.455	894.101
12-19	0.000	2.908	21.899	0.000	0.000	0.000	47.969	1171.423	917.571
12-20	0.000	2.467	20.249	0.000	0.000	0.000	38.481	1209.905	934.700
12-21	0.000	1.908	18.399	0.000	0.000	0.000	25.404	1235.308	944.983
12-22	0.000	1.585	17.399	0.000	0.000	0.000	18.688	1253.996	951.856
12-23	0.000	1.423	17.399	0.000	0.000	0.000	14.949	1268.945	956.851
12-24	0.000	1.294	17.399	0.000	0.000	0.000	11.997	1280.942	960.496
12-25	0.000	1.184	17.399	0.000	0.000	0.000	9.499	1290.441	963.120
12-26	0.000	1.081	16.948	0.000	0.000	0.000	7.519	1297.960	965.006
S TOT	0.000	70.276	291.045	0.000	0.000	128.850	1297.960	1297.960	965.006
AFTER	0.000	10.215	315.431	0.000	0.000	0.000	-96.715	1201.244	961.725
TOTAL	0.000	80.492	606.477	0.000	0.000	128.850	1201.245	1201.244	961.725

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	65.0	0.0	LIFE, YRS.	59.33	5.00	1088.862
GROSS ULT., MB & MMF	261.736	0.000	DISCOUNT %	10.00	10.00	961.725
GROSS CUM., MB & MMF	64.659	0.000	UNDISCOUNTED PAYOUT, YRS.	0.06	15.00	857.367
GROSS RES., MB & MMF	197.077	0.000	DISCOUNTED PAYOUT, YRS.	0.06	20.00	773.948
NET RES., MB & MMF	24.270	0.000	UNDISCOUNTED NET/INVEST.	10.32	25.00	706.469
NET REVENUE, M$	2017.062	0.000	DISCOUNTED NET/INVEST.	9.25	30.00	650.927
INITIAL PRICE, $	83.110	0.000	RATE-OF-RETURN, PCT.	100.00	40.00	564.987
INITIAL N.I., PCT.	31.081	0.000	INITIAL W.I., PCT.	5.461	60.00	452.784
					80.00	382.544
					100.00	334.276

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
KENTUCKY PROPERTIES
PROVED DEVELOPED PRODUCING

DATE : 03/26/12
TIME : 10:49:10
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF----	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-12	6.153	0.000	1.513	0.000	83.110	0.000	125.765	0.000	125.765
12-13	3.488	0.000	1.000	0.000	83.110	0.000	83.131	0.000	83.131
12-14	2.486	0.000	0.743	0.000	83.110	0.000	61.752	0.000	61.752
12-15	1.968	0.000	0.588	0.000	83.110	0.000	48.872	0.000	48.872
12-16	1.616	0.000	0.483	0.000	83.110	0.000	40.144	0.000	40.144
12-17	1.364	0.000	0.408	0.000	83.110	0.000	33.875	0.000	33.875
12-18	1.175	0.000	0.351	0.000	83.110	0.000	29.174	0.000	29.174
12-19	1.028	0.000	0.307	0.000	83.110	0.000	25.531	0.000	25.531
12-20	0.910	0.000	0.271	0.000	83.110	0.000	22.529	0.000	22.529
12-21	0.789	0.000	0.225	0.000	83.110	0.000	18.738	0.000	18.738
12-22	0.666	0.000	0.183	0.000	83.110	0.000	15.222	0.000	15.222
12-23	0.607	0.000	0.167	0.000	83.110	0.000	13.865	0.000	13.865
12-24	0.556	0.000	0.153	0.000	83.110	0.000	12.711	0.000	12.711
12-25	0.513	0.000	0.141	0.000	83.110	0.000	11.719	0.000	11.719
12-26	0.475	0.000	0.131	0.000	83.110	0.000	10.859	0.000	10.859
S TOT	23.793	0.000	6.665	0.000	83.110	0.000	553.887	0.000	553.887
AFTER	7.559	0.000	2.079	0.000	83.110	0.000	172.766	0.000	172.766
TOTAL	31.352	0.000	8.743	0.000	83.110	0.000	726.653	0.000	726.653

-END- MO-YR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	NPI PAID -----M$----	NPI OWNED -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-12	0.000	5.659	11.102	0.000	0.000	0.000	109.003	109.003	103.930
12-13	0.000	3.741	11.102	0.000	0.000	0.000	68.287	177.291	163.142
12-14	0.000	2.779	11.102	0.000	0.000	0.000	47.871	225.161	200.863
12-15	0.000	2.199	11.102	0.000	0.000	0.000	35.570	260.731	226.344
12-16	0.000	1.806	11.102	0.000	0.000	0.000	27.235	287.967	244.081
12-17	0.000	1.524	11.102	0.000	0.000	0.000	21.248	309.215	256.660
12-18	0.000	1.313	11.102	0.000	0.000	0.000	16.759	325.974	265.680
12-19	0.000	1.149	11.102	0.000	0.000	0.000	13.280	339.253	272.177
12-20	0.000	1.014	10.952	0.000	0.000	0.000	10.563	349.816	276.875
12-21	0.000	0.843	9.102	0.000	0.000	0.000	8.793	358.609	280.433
12-22	0.000	0.685	8.102	0.000	0.000	0.000	6.435	365.044	282.798
12-23	0.000	0.624	8.102	0.000	0.000	0.000	5.138	370.182	284.515
12-24	0.000	0.572	8.102	0.000	0.000	0.000	4.037	374.219	285.741
12-25	0.000	0.527	8.102	0.000	0.000	0.000	3.090	377.308	286.595
12-26	0.000	0.489	8.102	0.000	0.000	0.000	2.268	379.576	287.164
S TOT	0.000	24.925	149.386	0.000	0.000	0.000	379.576	379.576	287.164
AFTER	0.000	7.774	260.198	0.000	0.000	0.000	-95.207	284.369	283.627
TOTAL	0.000	32.699	409.585	0.000	0.000	0.000	284.369	284.369	283.627

	OIL	GAS
GROSS WELLS	30.0	0.0
GROSS ULT., MB & MMF	76.079	0.000
GROSS CUM., MB & MMF	44.727	0.000
GROSS RES., MB & MMF	31.352	0.000
NET RES., MB & MMF	8.743	0.000
NET REVENUE, M$	726.653	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	31.081	0.000

LIFE, YRS.	59.33
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	25.356

P.W. %	P.W., M$
5.00	309.055
10.00	283.627
15.00	257.110
20.00	234.944
25.00	216.822
30.00	201.862
40.00	178.653
60.00	148.082
80.00	128.579
100.00	114.877

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE 3-26-2012

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
KENTUCKY PROPERTIES
PROVED DEVELOPED NON-PRODUCING

DATE : 03/26/12
TIME : 10:49:10
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION --MBBLS--	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION --MBBLS--	NET GAS PRODUCTION ---MMCF---	NET OIL PRICE --$/BBL--	NET GAS PRICE --$/MCF--	NET OIL SALES ----M$----	NET GAS SALES ----M$----	TOTAL NET SALES ----M$----
12-12	0.403	0.000	0.286	0.000	83.110	0.000	23.744	0.000	23.744
12-13	1.081	0.000	0.816	0.000	83.110	0.000	67.847	0.000	67.847
12-14	0.577	0.000	0.425	0.000	83.110	0.000	35.324	0.000	35.324
12-15	0.385	0.000	0.280	0.000	83.110	0.000	23.297	0.000	23.297
12-16	0.284	0.000	0.206	0.000	83.110	0.000	17.104	0.000	17.104
12-17	0.223	0.000	0.161	0.000	83.110	0.000	13.367	0.000	13.367
12-18	0.182	0.000	0.131	0.000	83.110	0.000	10.886	0.000	10.886
12-19	0.153	0.000	0.110	0.000	83.110	0.000	9.128	0.000	9.128
12-20	0.132	0.000	0.094	0.000	83.110	0.000	7.824	0.000	7.824
12-21	0.115	0.000	0.082	0.000	83.110	0.000	6.822	0.000	6.822
12-22	0.102	0.000	0.073	0.000	83.110	0.000	6.029	0.000	6.029
12-23	0.091	0.000	0.065	0.000	83.110	0.000	5.388	0.000	5.388
12-24	0.082	0.000	0.058	0.000	83.110	0.000	4.861	0.000	4.861
12-25	0.075	0.000	0.053	0.000	83.110	0.000	4.419	0.000	4.419
12-26	0.068	0.000	0.049	0.000	83.110	0.000	4.045	0.000	4.045
S TOT	3.952	0.000	2.889	0.000	83.110	0.000	240.085	0.000	240.085
AFTER	0.323	0.000	0.217	0.000	83.110	0.000	17.994	0.000	17.994
TOTAL	4.275	0.000	3.105	0.000	83.110	0.000	258.079	0.000	258.079

-END- MO-YR	AD VALOREM TAX ----M$----	PRODUCTION TAX ----M$----	DIRECT OPER EXPENSE ----M$----	NPI PAID ----M$----	NPI OWNED ----M$----	EQUITY INVESTMENT ----M$----	FUTURE NET CASHFLOW ----M$----	CUMULATIVE CASHFLOW ----M$----	CUM. DISC. CASHFLOW ----M$----
12-12	0.000	1.068	0.747	0.000	0.000	9.256	12.672	12.672	12.221
12-13	0.000	3.053	3.441	0.000	0.000	0.000	61.353	74.025	65.401
12-14	0.000	1.590	3.441	0.000	0.000	0.000	30.293	104.318	89.271
12-15	0.000	1.048	3.441	0.000	0.000	0.000	18.807	123.125	102.744
12-16	0.000	0.770	3.441	0.000	0.000	0.000	12.893	136.018	111.140
12-17	0.000	0.602	3.441	0.000	0.000	0.000	9.324	145.342	116.660
12-18	0.000	0.490	3.441	0.000	0.000	0.000	6.954	152.296	120.403
12-19	0.000	0.411	3.441	0.000	0.000	0.000	5.276	157.572	122.985
12-20	0.000	0.352	3.441	0.000	0.000	0.000	4.031	161.603	124.777
12-21	0.000	0.307	3.441	0.000	0.000	0.000	3.073	164.676	126.020
12-22	0.000	0.271	3.441	0.000	0.000	0.000	2.316	166.993	126.872
12-23	0.000	0.242	3.441	0.000	0.000	0.000	1.705	168.698	127.441
12-24	0.000	0.219	3.441	0.000	0.000	0.000	1.201	169.898	127.806
12-25	0.000	0.199	3.441	0.000	0.000	0.000	0.779	170.678	128.021
12-26	0.000	0.182	3.441	0.000	0.000	0.000	0.422	171.100	128.127
S TOT	0.000	10.804	48.925	0.000	0.000	9.256	171.100	171.100	128.127
AFTER	0.000	0.810	19.617	0.000	0.000	0.000	-2.433	168.667	127.751
TOTAL	0.000	11.614	68.542	0.000	0.000	9.256	168.667	168.667	127.751

	OIL	GAS
GROSS WELLS	4.0	0.0
GROSS ULT., MB & MMF	5.008	0.000
GROSS CUM., MB & MMF	0.733	0.000
GROSS RES., MB & MMF	4.275	0.000
NET RES., MB & MMF	3.105	0.000
NET REVENUE, M$	258.079	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	70.942	0.000

LIFE, YRS.	23.08
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.42
DISCOUNTED PAYOUT, YRS.	0.42
UNDISCOUNTED NET/INVEST.	19.22
DISCOUNTED NET/INVEST.	15.71
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	87.425

P.W. %	P.W., M$
5.00	145.624
10.00	127.751
15.00	113.649
20.00	102.300
25.00	92.991
30.00	85.226
40.00	73.020
60.00	56.749
80.00	46.413
100.00	39.283

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
KENTUCKY PROPERTIES
PROBABLE RESERVES

DATE : 03/26/12
TIME : 10:49:10
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION --MBBLS--	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION --MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$---
12-12	1.120	0.000	0.056	0.000	83.110	0.000	4.654	0.000	4.654
12-13	0.655	0.000	0.033	0.000	83.110	0.000	2.724	0.000	2.724
12-14	0.039	0.000	0.002	0.000	83.110	0.000	0.162	0.000	0.162
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
12-22									
12-23									
12-24									
12-25									
12-26									
S TOT	1.814	0.000	0.091	0.000	83.110	0.000	7.539	0.000	7.539
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	1.814	0.000	0.091	0.000	83.110	0.000	7.539	0.000	7.539

-END- MO-YR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	NPI PAID -----M$----	NPI OWNED -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-12	0.000	0.209	0.000	0.000	0.000	0.000	4.444	4.444	4.237
12-13	0.000	0.123	0.000	0.000	0.000	0.000	2.601	7.045	6.492
12-14	0.000	0.007	0.000	0.000	0.000	0.000	0.154	7.199	6.619
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
12-22									
12-23									
12-24									
12-25									
12-26									
S TOT	0.000	0.339	0.000	0.000	0.000	0.000	7.199	7.199	6.619
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	7.199	6.619
TOTAL	0.000	0.339	0.000	0.000	0.000	0.000	7.199	7.199	6.619

	OIL	GAS
GROSS WELLS	3.0	0.0
GROSS ULT., MB & MMF	1.814	0.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	1.814	0.000
NET RES., MB & MMF	0.091	0.000
NET REVENUE, M$	7.539	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	5.000	0.000

LIFE, YRS.	2.17
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.000

P.W. %	P.W., M$
5.00	6.894
10.00	6.619
15.00	6.369
20.00	6.141
25.00	5.933
30.00	5.742
40.00	5.403
60.00	4.857
80.00	4.435
100.00	4.099

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
KENTUCKY PROPERTIES
POSSIBLE RESERVES

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION --MBBLS--	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION --MBBLS--	NET GAS PRODUCTION ---MMCF---	NET OIL PRICE --$/BBL--	NET GAS PRICE --$/MCF--	NET OIL SALES ----M$----	NET GAS SALES ----M$----	TOTAL NET SALES ----M$----
12-12	0.822	0.000	0.041	0.000	83.110	0.000	3.418	0.000	3.418
12-13	2.607	0.000	0.964	0.000	83.110	0.000	80.149	0.000	80.149
12-14	1.745	0.000	0.649	0.000	83.110	0.000	53.932	0.000	53.932
12-15	1.019	0.000	0.427	0.000	83.110	0.000	35.503	0.000	35.503
12-16	0.538	0.000	0.305	0.000	83.110	0.000	25.365	0.000	25.365
12-17	0.422	0.000	0.240	0.000	83.110	0.000	19.907	0.000	19.907
12-18	0.344	0.000	0.196	0.000	83.110	0.000	16.256	0.000	16.256
12-19	0.289	0.000	0.164	0.000	83.110	0.000	13.658	0.000	13.658
12-20	0.248	0.000	0.141	0.000	83.110	0.000	11.723	0.000	11.723
12-21	0.216	0.000	0.123	0.000	83.110	0.000	10.232	0.000	10.232
12-22	0.191	0.000	0.109	0.000	83.110	0.000	9.050	0.000	9.050
12-23	0.171	0.000	0.097	0.000	83.110	0.000	8.094	0.000	8.094
12-24	0.154	0.000	0.088	0.000	83.110	0.000	7.306	0.000	7.306
12-25	0.140	0.000	0.080	0.000	83.110	0.000	6.645	0.000	6.645
12-26	0.129	0.000	0.073	0.000	83.110	0.000	6.085	0.000	6.085
S TOT	9.035	0.000	3.698	0.000	83.110	0.000	307.324	0.000	307.324
AFTER	0.653	0.000	0.390	0.000	83.110	0.000	32.389	0.000	32.389
TOTAL	9.688	0.000	4.088	0.000	83.110	0.000	339.713	0.000	339.713

-END- MO-YR	AD VALOREM TAX ----M$----	PRODUCTION TAX ----M$----	DIRECT OPER EXPENSE ----M$----	NPI PAID ----M$----	NPI OWNED ----M$----	EQUITY INVESTMENT ----M$----	FUTURE NET CASHFLOW ----M$----	CUMULATIVE CASHFLOW ----M$----	CUM. DISC. CASHFLOW ----M$----
12-12	0.000	0.154	0.000	0.000	0.000	0.000	3.264	3.264	3.112
12-13	0.000	3.607	4.346	0.000	0.000	111.594	-39.397	-36.133	-34.538
12-14	0.000	2.427	5.083	0.000	0.000	0.000	46.422	10.289	2.042
12-15	0.000	1.598	5.083	0.000	0.000	0.000	28.823	39.112	22.706
12-16	0.000	1.141	5.083	0.000	0.000	0.000	19.141	58.253	35.171
12-17	0.000	0.896	5.083	0.000	0.000	0.000	13.929	72.182	43.417
12-18	0.000	0.732	5.083	0.000	0.000	0.000	10.442	82.624	49.037
12-19	0.000	0.615	5.083	0.000	0.000	0.000	7.961	90.585	52.932
12-20	0.000	0.528	5.083	0.000	0.000	0.000	6.113	96.697	55.651
12-21	0.000	0.460	5.083	0.000	0.000	0.000	4.689	101.386	57.547
12-22	0.000	0.407	5.083	0.000	0.000	0.000	3.561	104.947	58.856
12-23	0.000	0.364	5.083	0.000	0.000	0.000	2.647	107.594	59.740
12-24	0.000	0.329	5.083	0.000	0.000	0.000	1.894	109.488	60.316
12-25	0.000	0.299	5.083	0.000	0.000	0.000	1.264	110.752	60.665
12-26	0.000	0.274	5.083	0.000	0.000	0.000	0.729	111.481	60.848
S TOT	0.000	13.830	70.420	0.000	0.000	111.594	111.481	111.481	60.848
AFTER	0.000	1.457	35.615	0.000	0.000	0.000	-4.684	106.797	60.227
TOTAL	0.000	15.287	106.035	0.000	0.000	111.594	106.797	106.797	60.227

	OIL	GAS
GROSS WELLS	7.0	0.0
GROSS ULT., MB & MMF	9.688	0.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	9.688	0.000
NET RES., MB & MMF	4.088	0.000
NET REVENUE, M$	339.713	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	5.000	0.000

LIFE, YRS.	23.50
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	1.96
DISCOUNTED NET/INVEST.	1.60
RATE-OF-RETURN, PCT.	52.57
INITIAL W.I., PCT.	37.412

P.W. %	P.W., M$
5.00	80.221
10.00	60.227
15.00	45.170
20.00	33.688
25.00	24.798
30.00	17.814
40.00	7.779
60.00	-3.348
80.00	-8.686
100.00	-11.360

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
KENTUCKY PROPERTIES
ALL RESERVES

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-12	8.498	0.000	1.896	0.000	83.110	0.000	157.580	0.000	157.580
12-13	7.832	0.000	2.814	0.000	83.110	0.000	233.851	0.000	233.851
12-14	4.846	0.000	1.819	0.000	83.110	0.000	151.169	0.000	151.169
12-15	3.371	0.000	1.296	0.000	83.110	0.000	107.672	0.000	107.672
12-16	2.438	0.000	0.994	0.000	83.110	0.000	82.613	0.000	82.613
12-17	2.009	0.000	0.808	0.000	83.110	0.000	67.149	0.000	67.149
12-18	1.701	0.000	0.678	0.000	83.110	0.000	56.316	0.000	56.316
12-19	1.470	0.000	0.581	0.000	83.110	0.000	48.317	0.000	48.317
12-20	1.289	0.000	0.506	0.000	83.110	0.000	42.076	0.000	42.076
12-21	1.120	0.000	0.431	0.000	83.110	0.000	35.792	0.000	35.792
12-22	0.959	0.000	0.365	0.000	83.110	0.000	30.302	0.000	30.302
12-23	0.869	0.000	0.329	0.000	83.110	0.000	27.347	0.000	27.347
12-24	0.793	0.000	0.299	0.000	83.110	0.000	24.877	0.000	24.877
12-25	0.728	0.000	0.274	0.000	83.110	0.000	22.784	0.000	22.784
12-26	0.672	0.000	0.253	0.000	83.110	0.000	20.990	0.000	20.990
S TOT	38.594	0.000	13.342	0.000	83.110	0.000	1108.834	0.000	1108.834
AFTER	8.536	0.000	2.685	0.000	83.110	0.000	223.148	0.000	223.148
TOTAL	47.130	0.000	16.027	0.000	83.110	0.000	1331.983	0.000	1331.983

-END- MO-YR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	NPI PAID -----M$----	NPI OWNED -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-12	0.000	7.091	11.849	0.000	0.000	9.256	129.383	129.383	123.501
12-13	0.000	10.523	18.890	0.000	0.000	111.594	92.844	222.227	200.497
12-14	0.000	6.803	19.626	0.000	0.000	0.000	124.740	346.967	298.795
12-15	0.000	4.845	19.626	0.000	0.000	0.000	83.201	430.168	358.412
12-16	0.000	3.718	19.626	0.000	0.000	0.000	59.269	489.437	397.010
12-17	0.000	3.022	19.626	0.000	0.000	0.000	44.501	533.938	423.356
12-18	0.000	2.534	19.626	0.000	0.000	0.000	34.155	568.093	441.738
12-19	0.000	2.174	19.626	0.000	0.000	0.000	26.517	594.610	454.712
12-20	0.000	1.893	19.476	0.000	0.000	0.000	20.706	615.316	463.921
12-21	0.000	1.611	17.626	0.000	0.000	0.000	16.555	631.871	470.618
12-22	0.000	1.364	16.626	0.000	0.000	0.000	12.312	644.182	475.144
12-23	0.000	1.231	16.626	0.000	0.000	0.000	9.490	653.673	478.315
12-24	0.000	1.119	16.626	0.000	0.000	0.000	7.132	660.805	480.482
12-25	0.000	1.025	16.626	0.000	0.000	0.000	5.133	665.937	481.900
12-26	0.000	0.945	16.626	0.000	0.000	0.000	3.419	669.356	482.758
S TOT	0.000	49.898	268.731	0.000	0.000	120.850	669.356	669.356	482.758
AFTER	0.000	10.042	315.431	0.000	0.000	0.000	-102.324	567.032	478.224
TOTAL	0.000	59.939	584.162	0.000	0.000	120.850	567.032	567.032	478.224

	OIL	GAS
GROSS WELLS	44.0	0.0
GROSS ULT., MB & MMF	92.590	0.000
GROSS CUM., MB & MMF	45.460	0.000
GROSS RES., MB & MMF	47.130	0.000
NET RES., MB & MMF	16.027	0.000
NET REVENUE, M$	1331.983	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	31.081	0.000

LIFE, YRS.	59.33
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.07
DISCOUNTED PAYOUT, YRS.	0.07
UNDISCOUNTED NET/INVEST.	5.69
DISCOUNTED NET/INVEST.	5.39
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	32.309

P.W. %	P.W., M$
5.00	541.794
10.00	478.224
15.00	422.299
20.00	377.072
25.00	340.544
30.00	310.644
40.00	264.855
60.00	206.340
80.00	170.742
100.00	146.900

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE 3-26-2012

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
TENNESSEE PROPERTIES
PROVED DEVELOPED PRODUCING

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF----	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-12	4.233	0.000	0.283	0.000	83.110	0.000	23.536	0.000	23.536
12-13	2.426	0.000	0.157	0.000	83.110	0.000	13.050	0.000	13.050
12-14	1.685	0.000	0.107	0.000	83.110	0.000	8.921	0.000	8.921
12-15	1.032	0.000	0.068	0.000	83.110	0.000	5.680	0.000	5.680
12-16	0.829	0.000	0.054	0.000	83.110	0.000	4.520	0.000	4.520
12-17	0.688	0.000	0.045	0.000	83.110	0.000	3.729	0.000	3.729
12-18	0.509	0.000	0.029	0.000	83.110	0.000	2.373	0.000	2.373
12-19	0.407	0.000	0.020	0.000	83.110	0.000	1.693	0.000	1.693
12-20	0.359	0.000	0.018	0.000	83.110	0.000	1.493	0.000	1.493
12-21	0.321	0.000	0.016	0.000	83.110	0.000	1.332	0.000	1.332
12-22	0.050	0.000	0.003	0.000	83.110	0.000	0.209	0.000	0.209
12-23									
12-24									
12-25									
12-26									
S TOT	12.540	0.000	0.801	0.000	83.110	0.000	66.537	0.000	66.537
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	12.540	0.000	0.801	0.000	83.110	0.000	66.537	0.000	66.537

-END- MO-YR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	NPI PAID -----M$----	NPI OWNED -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-12	0.000	0.706	0.000	0.000	0.000	0.000	22.830	22.830	21.768
12-13	0.000	0.392	0.000	0.000	0.000	0.000	12.659	35.489	32.750
12-14	0.000	0.268	0.000	0.000	0.000	0.000	8.653	44.142	39.569
12-15	0.000	0.170	0.000	0.000	0.000	0.000	5.509	49.652	43.515
12-16	0.000	0.136	0.000	0.000	0.000	0.000	4.385	54.036	46.371
12-17	0.000	0.112	0.000	0.000	0.000	0.000	3.618	57.654	48.512
12-18	0.000	0.071	0.000	0.000	0.000	0.000	2.302	59.956	49.759
12-19	0.000	0.051	0.000	0.000	0.000	0.000	1.642	61.598	50.562
12-20	0.000	0.045	0.000	0.000	0.000	0.000	1.448	63.046	51.206
12-21	0.000	0.040	0.000	0.000	0.000	0.000	1.292	64.339	51.729
12-22	0.000	0.006	0.000	0.000	0.000	0.000	0.202	64.541	51.806
12-23									
12-24									
12-25									
12-26									
S TOT	0.000	1.996	0.000	0.000	0.000	0.000	64.541	64.541	51.806
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	64.541	51.806
TOTAL	0.000	1.996	0.000	0.000	0.000	0.000	64.541	64.541	51.806

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	5.0	0.0	LIFE, YRS.	10.17	5.00	57.355
GROSS ULT., MB & MMF	31.739	0.000	DISCOUNT %	10.00	10.00	51.806
GROSS CUM., MB & MMF	19.199	0.000	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	47.407
GROSS RES., MB & MMF	12.540	0.000	DISCOUNTED PAYOUT, YRS.	0.00	20.00	43.840
NET RES., MB & MMF	0.801	0.000	UNDISCOUNTED NET/INVEST.	0.00	25.00	40.889
NET REVENUE, M$	66.537	0.000	DISCOUNTED NET/INVEST.	0.00	30.00	38.408
INITIAL PRICE, $	83.110	0.000	RATE-OF-RETURN, PCT.	100.00	40.00	34.462
INITIAL N.I., PCT.	6.690	0.000	INITIAL W.I., PCT.	0.000	60.00	29.074
					80.00	25.527
					100.00	22.984

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE 3-26-2012

SCHEDULE NO. 1

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
TENNESSEE PROPERTIES
PROVED DEVELOPED NON-PRODUCING

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION --MBBLS--	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION --MBBLS---	NET GAS PRODUCTION ---MMCF---	NET OIL PRICE --$/BBL---	NET GAS PRICE --$/MCF---	NET OIL SALES ----M$----	NET GAS SALES ----M$----	TOTAL NET SALES ----M$----
12-12	7.766	0.000	0.519	0.000	83.110	0.000	43.137	0.000	43.137
12-13	4.508	0.000	0.346	0.000	83.110	0.000	28.756	0.000	28.756
12-14	2.741	0.000	0.216	0.000	83.110	0.000	17.915	0.000	17.915
12-15	1.927	0.000	0.153	0.000	83.110	0.000	12.757	0.000	12.757
12-16	1.466	0.000	0.118	0.000	83.110	0.000	9.779	0.000	9.779
12-17	1.171	0.000	0.095	0.000	83.110	0.000	7.859	0.000	7.859
12-18	0.969	0.000	0.079	0.000	83.110	0.000	6.526	0.000	6.526
12-19	0.822	0.000	0.067	0.000	83.110	0.000	5.552	0.000	5.552
12-20	0.679	0.000	0.044	0.000	83.110	0.000	3.659	0.000	3.659
12-21	0.596	0.000	0.039	0.000	83.110	0.000	3.217	0.000	3.217
12-22	0.530	0.000	0.034	0.000	83.110	0.000	2.862	0.000	2.862
12-23	0.475	0.000	0.031	0.000	83.110	0.000	2.572	0.000	2.572
12-24	0.431	0.000	0.028	0.000	83.110	0.000	2.331	0.000	2.331
12-25	0.393	0.000	0.026	0.000	83.110	0.000	2.128	0.000	2.128
12-26	0.351	0.000	0.020	0.000	83.110	0.000	1.652	0.000	1.652
S TOT	24.824	0.000	1.813	0.000	83.110	0.000	150.701	0.000	150.701
AFTER	0.418	0.000	0.021	0.000	83.110	0.000	1.735	0.000	1.735
TOTAL	25.241	0.000	1.834	0.000	83.110	0.000	152.436	0.000	152.436

-END- MO-YR	AD VALOREM TAX ----M$----	PRODUCTION TAX ----M$----	DIRECT OPER EXPENSE ----M$----	NPI PAID ----M$----	NPI OWNED ----M$----	EQUITY INVESTMENT ----M$----	FUTURE NET CASHFLOW ----M$----	CUMULATIVE CASHFLOW ----M$----	CUM. DISC. CASHFLOW ----M$----
12-12	0.000	1.294	1.454	0.000	0.000	8.000	32.388	32.388	30.820
12-13	0.000	0.863	2.272	0.000	0.000	0.000	25.621	58.010	53.028
12-14	0.000	0.537	2.272	0.000	0.000	0.000	15.105	73.115	64.931
12-15	0.000	0.383	2.272	0.000	0.000	0.000	10.102	83.217	72.168
12-16	0.000	0.293	2.272	0.000	0.000	0.000	7.214	90.431	76.865
12-17	0.000	0.236	2.272	0.000	0.000	0.000	5.351	95.781	80.033
12-18	0.000	0.196	2.272	0.000	0.000	0.000	4.058	99.840	82.217
12-19	0.000	0.167	2.272	0.000	0.000	0.000	3.113	102.953	83.741
12-20	0.000	0.110	0.772	0.000	0.000	0.000	2.777	105.730	84.976
12-21	0.000	0.096	0.772	0.000	0.000	0.000	2.348	108.078	85.925
12-22	0.000	0.086	0.772	0.000	0.000	0.000	2.004	110.082	86.662
12-23	0.000	0.077	0.772	0.000	0.000	0.000	1.723	111.804	87.238
12-24	0.000	0.070	0.772	0.000	0.000	0.000	1.489	113.293	87.690
12-25	0.000	0.064	0.772	0.000	0.000	0.000	1.292	114.585	88.047
12-26	0.000	0.050	0.322	0.000	0.000	0.000	1.281	115.866	88.368
S TOT	0.000	4.521	22.314	0.000	0.000	8.000	115.866	115.866	88.368
AFTER	0.000	0.052	0.000	0.000	0.000	0.000	1.683	117.549	88.746
TOTAL	0.000	4.573	22.314	0.000	0.000	8.000	117.549	117.549	88.746

	OIL	GAS
GROSS WELLS	7.0	0.0
GROSS ULT., MB & MMF	25.241	0.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	25.241	0.000
NET RES., MB & MMF	1.834	0.000
NET REVENUE, M$	152.436	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	6.684	0.000

LIFE, YRS.	16.33
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.20
DISCOUNTED PAYOUT, YRS.	0.20
UNDISCOUNTED NET/INVEST.	15.69
DISCOUNTED NET/INVEST.	12.54
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	2.271

P.W. %	P.W., M$
5.00	100.661
10.00	88.746
15.00	79.878
20.00	72.993
25.00	67.467
30.00	62.915
40.00	55.810
60.00	46.292
80.00	40.103
100.00	35.700

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE 3-26-2012

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
TENNESSEE PROPERTIES
PROVED UNDEVELOPED

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES ---M$---	NET GAS SALES ---M$---	TOTAL NET SALES ---M$---
12-12	12.489	0.000	0.624	0.000	83.110	0.000	51.899	0.000	51.899
12-13	8.789	0.000	0.439	0.000	83.110	0.000	36.523	0.000	36.523
12-14	5.138	0.000	0.257	0.000	83.110	0.000	21.352	0.000	21.352
12-15	3.544	0.000	0.177	0.000	83.110	0.000	14.729	0.000	14.729
12-16	2.665	0.000	0.133	0.000	83.110	0.000	11.076	0.000	11.076
12-17	2.114	0.000	0.106	0.000	83.110	0.000	8.787	0.000	8.787
12-18	1.740	0.000	0.087	0.000	83.110	0.000	7.229	0.000	7.229
12-19	1.470	0.000	0.073	0.000	83.110	0.000	6.107	0.000	6.107
12-20	1.097	0.000	0.055	0.000	83.110	0.000	4.560	0.000	4.560
12-21	0.574	0.000	0.029	0.000	83.110	0.000	2.387	0.000	2.387
12-22	0.510	0.000	0.025	0.000	83.110	0.000	2.119	0.000	2.119
12-23	0.457	0.000	0.023	0.000	83.110	0.000	1.900	0.000	1.900
12-24	0.414	0.000	0.021	0.000	83.110	0.000	1.719	0.000	1.719
12-25	0.377	0.000	0.019	0.000	83.110	0.000	1.567	0.000	1.567
12-26	0.346	0.000	0.017	0.000	83.110	0.000	1.438	0.000	1.438
S TOT	41.726	0.000	2.086	0.000	83.110	0.000	173.392	0.000	173.392
AFTER	0.445	0.000	0.022	0.000	83.110	0.000	1.849	0.000	1.849
TOTAL	42.171	0.000	2.109	0.000	83.110	0.000	175.241	0.000	175.241

-END- MO-YR	AD VALOREM TAX ---M$---	PRODUCTION TAX ---M$---	DIRECT OPER EXPENSE ---M$---	NPI PAID ---M$---	NPI OWNED ---M$---	EQUITY INVESTMENT ---M$---	FUTURE NET CASHFLOW ---M$---	CUMULATIVE CASHFLOW ---M$---	CUM. DISC. CASHFLOW ---M$---
12-12	0.000	1.557	0.000	0.000	0.000	0.000	50.342	50.342	47.999
12-13	0.000	1.096	0.000	0.000	0.000	0.000	35.427	85.769	78.707
12-14	0.000	0.641	0.000	0.000	0.000	0.000	20.711	106.481	95.027
12-15	0.000	0.442	0.000	0.000	0.000	0.000	14.287	120.768	105.262
12-16	0.000	0.332	0.000	0.000	0.000	0.000	10.744	131.512	112.258
12-17	0.000	0.264	0.000	0.000	0.000	0.000	8.523	140.035	117.304
12-18	0.000	0.217	0.000	0.000	0.000	0.000	7.012	147.047	121.078
12-19	0.000	0.183	0.000	0.000	0.000	0.000	5.924	152.971	123.977
12-20	0.000	0.137	0.000	0.000	0.000	0.000	4.423	157.394	125.955
12-21	0.000	0.072	0.000	0.000	0.000	0.000	2.316	159.709	126.891
12-22	0.000	0.064	0.000	0.000	0.000	0.000	2.055	161.764	127.647
12-23	0.000	0.057	0.000	0.000	0.000	0.000	1.843	163.608	128.263
12-24	0.000	0.052	0.000	0.000	0.000	0.000	1.668	165.275	128.769
12-25	0.000	0.047	0.000	0.000	0.000	0.000	1.520	166.796	129.189
12-26	0.000	0.043	0.000	0.000	0.000	0.000	1.395	168.190	129.539
S TOT	0.000	5.202	0.000	0.000	0.000	0.000	168.190	168.190	129.539
AFTER	0.000	0.055	0.000	0.000	0.000	0.000	1.794	169.984	129.941
TOTAL	0.000	5.257	0.000	0.000	0.000	0.000	169.984	169.984	129.941

	OIL	GAS
GROSS WELLS	3.0	0.0
GROSS ULT., MB & MMF	42.171	0.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	42.171	0.000
NET RES., MB & MMF	2.109	0.000
NET REVENUE, M$	175.241	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	5.000	0.000

LIFE, YRS.	16.42
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.000

P.W. %	P.W., M$
5.00	146.675
10.00	129.941
15.00	117.339
20.00	107.483
25.00	99.541
30.00	92.983
40.00	82.742
60.00	69.044
80.00	60.156
100.00	53.838

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
TENNESSEE PROPERTIES
PROBABLE RESERVES

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES ---M$---	NET GAS SALES ---M$---	TOTAL NET SALES ---M$---
12-12	9.018	0.000	0.451	0.000	83.110	0.000	37.473	0.000	37.473
12-13	10.551	0.000	0.528	0.000	83.110	0.000	43.845	0.000	43.845
12-14	5.756	0.000	0.288	0.000	83.110	0.000	23.919	0.000	23.919
12-15	3.851	0.000	0.193	0.000	83.110	0.000	16.001	0.000	16.001
12-16	2.845	0.000	0.142	0.000	83.110	0.000	11.824	0.000	11.824
12-17	2.232	0.000	0.112	0.000	83.110	0.000	9.274	0.000	9.274
12-18	1.821	0.000	0.091	0.000	83.110	0.000	7.569	0.000	7.569
12-19	1.530	0.000	0.076	0.000	83.110	0.000	6.357	0.000	6.357
12-20	1.288	0.000	0.064	0.000	83.110	0.000	5.352	0.000	5.352
12-21	0.593	0.000	0.030	0.000	83.110	0.000	2.464	0.000	2.464
12-22	0.525	0.000	0.026	0.000	83.110	0.000	2.181	0.000	2.181
12-23	0.470	0.000	0.023	0.000	83.110	0.000	1.951	0.000	1.951
12-24	0.424	0.000	0.021	0.000	83.110	0.000	1.762	0.000	1.762
12-25	0.386	0.000	0.019	0.000	83.110	0.000	1.603	0.000	1.603
12-26	0.353	0.000	0.018	0.000	83.110	0.000	1.468	0.000	1.468
S TOT	41.642	0.000	2.082	0.000	83.110	0.000	173.043	0.000	173.043
AFTER	0.529	0.000	0.026	0.000	83.110	0.000	2.198	0.000	2.198
TOTAL	42.171	0.000	2.109	0.000	83.110	0.000	175.241	0.000	175.241

-END- MO-YR	AD VALOREM TAX ---M$---	PRODUCTION TAX ---M$---	DIRECT OPER EXPENSE ---M$---	NPI PAID ---M$---	NPI OWNED ---M$---	EQUITY INVESTMENT ---M$---	FUTURE NET CASHFLOW ---M$---	CUMULATIVE CASHFLOW ---M$---	CUM. DISC. CASHFLOW ---M$---
12-12	0.000	1.124	0.000	0.000	0.000	0.000	36.349	36.349	34.657
12-13	0.000	1.315	0.000	0.000	0.000	0.000	42.530	78.879	71.522
12-14	0.000	0.718	0.000	0.000	0.000	0.000	23.202	102.081	89.804
12-15	0.000	0.480	0.000	0.000	0.000	0.000	15.521	117.602	100.923
12-16	0.000	0.355	0.000	0.000	0.000	0.000	11.469	129.071	108.392
12-17	0.000	0.278	0.000	0.000	0.000	0.000	8.996	138.067	113.718
12-18	0.000	0.227	0.000	0.000	0.000	0.000	7.342	145.409	117.669
12-19	0.000	0.191	0.000	0.000	0.000	0.000	6.166	151.575	120.686
12-20	0.000	0.161	0.000	0.000	0.000	0.000	5.192	156.767	122.997
12-21	0.000	0.074	0.000	0.000	0.000	0.000	2.390	159.157	123.964
12-22	0.000	0.065	0.000	0.000	0.000	0.000	2.115	161.272	124.741
12-23	0.000	0.059	0.000	0.000	0.000	0.000	1.893	163.165	125.374
12-24	0.000	0.053	0.000	0.000	0.000	0.000	1.709	164.873	125.893
12-25	0.000	0.048	0.000	0.000	0.000	0.000	1.555	166.428	126.322
12-26	0.000	0.044	0.000	0.000	0.000	0.000	1.424	167.852	126.680
S TOT	0.000	5.191	0.000	0.000	0.000	0.000	167.852	167.852	126.680
AFTER	0.000	0.066	0.000	0.000	0.000	0.000	2.132	169.984	127.152
TOTAL	0.000	5.257	0.000	0.000	0.000	0.000	169.984	169.984	127.152

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	3.0	0.0	LIFE, YRS.	16.67	5.00	145.036
GROSS ULT., MB & MMF	42.171	0.000	DISCOUNT %	10.00	10.00	127.152
GROSS CUM., MB & MMF	0.000	0.000	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	113.706
GROSS RES., MB & MMF	42.171	0.000	DISCOUNTED PAYOUT, YRS.	0.00	20.00	103.208
NET RES., MB & MMF	2.109	0.000	UNDISCOUNTED NET/INVEST.	0.00	25.00	94.766
NET REVENUE, M$	175.241	0.000	DISCOUNTED NET/INVEST.	0.00	30.00	87.813
INITIAL PRICE, $	83.110	0.000	RATE-OF-RETURN, PCT.	100.00	40.00	76.996
INITIAL N.I., PCT.	5.000	0.000	INITIAL W.I., PCT.	0.000	60.00	62.658
					80.00	53.483
					100.00	47.054

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE 3-26-2012

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
TENNESSEE PROPERTIES
POSSIBLE RESERVES

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES ---M$---	NET GAS SALES ---M$---	TOTAL NET SALES ---M$---
12-12	3.317	0.000	0.166	0.000	83.110	0.000	13.786	0.000	13.786
12-13	9.339	0.000	0.467	0.000	83.110	0.000	38.806	0.000	38.806
12-14	4.666	0.000	0.233	0.000	83.110	0.000	19.390	0.000	19.390
12-15	3.013	0.000	0.151	0.000	83.110	0.000	12.521	0.000	12.521
12-16	2.184	0.000	0.109	0.000	83.110	0.000	9.075	0.000	9.075
12-17	1.692	0.000	0.085	0.000	83.110	0.000	7.031	0.000	7.031
12-18	1.369	0.000	0.068	0.000	83.110	0.000	5.690	0.000	5.690
12-19	1.143	0.000	0.057	0.000	83.110	0.000	4.749	0.000	4.749
12-20	0.976	0.000	0.049	0.000	83.110	0.000	4.056	0.000	4.056
12-21	0.125	0.000	0.006	0.000	83.110	0.000	0.519	0.000	0.519
12-22									
12-23									
12-24									
12-25									
12-26									
S TOT	27.824	0.000	1.391	0.000	83.110	0.000	115.624	0.000	115.624
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	27.824	0.000	1.391	0.000	83.110	0.000	115.624	0.000	115.624

-END- MO-YR	AD VALOREM TAX ---M$---	PRODUCTION TAX ---M$---	DIRECT OPER EXPENSE ---M$---	NPI PAID ---M$---	NPI OWNED ---M$---	EQUITY INVESTMENT ---M$---	FUTURE NET CASHFLOW ---M$---	CUMULATIVE CASHFLOW ---M$---	CUM. DISC. CASHFLOW ---M$---
12-12	0.000	0.414	0.000	0.000	0.000	0.000	13.372	13.372	12.750
12-13	0.000	1.164	0.000	0.000	0.000	0.000	37.642	51.014	45.377
12-14	0.000	0.582	0.000	0.000	0.000	0.000	18.808	69.822	60.198
12-15	0.000	0.376	0.000	0.000	0.000	0.000	12.145	81.968	68.898
12-16	0.000	0.272	0.000	0.000	0.000	0.000	8.803	90.771	74.631
12-17	0.000	0.211	0.000	0.000	0.000	0.000	6.820	97.591	78.669
12-18	0.000	0.171	0.000	0.000	0.000	0.000	5.520	103.111	81.639
12-19	0.000	0.142	0.000	0.000	0.000	0.000	4.607	107.717	83.893
12-20	0.000	0.122	0.000	0.000	0.000	0.000	3.934	111.652	85.643
12-21	0.000	0.016	0.000	0.000	0.000	0.000	0.503	112.155	85.855
12-22									
12-23									
12-24									
12-25									
12-26									
S TOT	0.000	3.469	0.000	0.000	0.000	0.000	112.155	112.155	85.855
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	112.155	85.855
TOTAL	0.000	3.469	0.000	0.000	0.000	0.000	112.155	112.155	85.855

	OIL	GAS
GROSS WELLS	3.0	0.0
GROSS ULT., MB & MMF	27.824	0.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	27.824	0.000
NET RES., MB & MMF	1.391	0.000
NET REVENUE, M$	115.624	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	5.000	0.000

LIFE, YRS.	9.17
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.000

P.W. %	P.W., M$
5.00	97.342
10.00	85.855
15.00	76.738
20.00	69.352
25.00	63.262
30.00	58.164
40.00	50.123
60.00	39.375
80.00	32.533
100.00	27.800

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE 3-26-2012

ESTIMATED RESERVES AND FUTURE NET REVENUE
TN-K ENERGY
TENNESSEE PROPERTIES
ALL RESERVES

DATE : 03/26/12
TIME : 10:49:11
DBS : TNK #7197
SETTINGS : LKA0112
SCENARIO : LKA0112

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 12/31/2011

-END- MO-YR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF----	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-12	36.823	0.000	2.043	0.000	83.110	0.000	169.830	0.000	169.830
12-13	35.612	0.000	1.937	0.000	83.110	0.000	160.981	0.000	160.981
12-14	19.987	0.000	1.101	0.000	83.110	0.000	91.497	0.000	91.497
12-15	13.368	0.000	0.742	0.000	83.110	0.000	61.688	0.000	61.688
12-16	9.989	0.000	0.557	0.000	83.110	0.000	46.275	0.000	46.275
12-17	7.897	0.000	0.441	0.000	83.110	0.000	36.680	0.000	36.680
12-18	6.409	0.000	0.354	0.000	83.110	0.000	29.388	0.000	29.388
12-19	5.371	0.000	0.294	0.000	83.110	0.000	24.458	0.000	24.458
12-20	4.400	0.000	0.230	0.000	83.110	0.000	19.120	0.000	19.120
12-21	2.209	0.000	0.119	0.000	83.110	0.000	9.919	0.000	9.919
12-22	1.614	0.000	0.089	0.000	83.110	0.000	7.370	0.000	7.370
12-23	1.402	0.000	0.077	0.000	83.110	0.000	6.423	0.000	6.423
12-24	1.268	0.000	0.070	0.000	83.110	0.000	5.812	0.000	5.812
12-25	1.156	0.000	0.064	0.000	83.110	0.000	5.298	0.000	5.298
12-26	1.050	0.000	0.055	0.000	83.110	0.000	4.558	0.000	4.558
S TOT	148.556	0.000	8.173	0.000	83.110	0.000	679.297	0.000	679.297
AFTER	1.391	0.000	0.070	0.000	83.110	0.000	5.782	0.000	5.782
TOTAL	149.947	0.000	8.243	0.000	83.110	0.000	685.079	0.000	685.079

-END- MO-YR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	NPI PAID -----M$----	NPI OWNED -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-12	0.000	5.095	1.454	0.000	0.000	8.000	155.281	155.281	147.994
12-13	0.000	4.829	2.272	0.000	0.000	0.000	153.880	309.161	281.384
12-14	0.000	2.745	2.272	0.000	0.000	0.000	86.480	395.641	349.529
12-15	0.000	1.851	2.272	0.000	0.000	0.000	57.565	453.205	390.766
12-16	0.000	1.388	2.272	0.000	0.000	0.000	42.615	495.820	418.517
12-17	0.000	1.100	2.272	0.000	0.000	0.000	33.307	529.127	438.236
12-18	0.000	0.882	2.272	0.000	0.000	0.000	26.234	555.361	452.363
12-19	0.000	0.734	2.272	0.000	0.000	0.000	21.452	576.814	462.859
12-20	0.000	0.574	0.772	0.000	0.000	0.000	17.775	594.588	470.778
12-21	0.000	0.298	0.772	0.000	0.000	0.000	8.849	603.437	474.365
12-22	0.000	0.221	0.772	0.000	0.000	0.000	6.377	609.814	476.712
12-23	0.000	0.193	0.772	0.000	0.000	0.000	5.458	615.272	478.536
12-24	0.000	0.174	0.772	0.000	0.000	0.000	4.865	620.138	480.014
12-25	0.000	0.159	0.772	0.000	0.000	0.000	4.367	624.504	481.220
12-26	0.000	0.137	0.322	0.000	0.000	0.000	4.100	628.604	482.248
S TOT	0.000	20.379	22.314	0.000	0.000	8.000	628.604	628.604	482.248
AFTER	0.000	0.173	0.000	0.000	0.000	0.000	5.609	634.213	483.501
TOTAL	0.000	20.552	22.314	0.000	0.000	8.000	634.213	634.213	483.501

	OIL	GAS
GROSS WELLS	21.0	0.0
GROSS ULT., MB & MMF	169.146	0.000
GROSS CUM., MB & MMF	19.199	0.000
GROSS RES., MB & MMF	149.947	0.000
NET RES., MB & MMF	8.243	0.000
NET REVENUE, M$	685.079	0.000
INITIAL PRICE, $	83.110	0.000
INITIAL N.I., PCT.	5.549	0.000

LIFE, YRS.	16.67
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.05
DISCOUNTED PAYOUT, YRS.	0.05
UNDISCOUNTED NET/INVEST.	80.28
DISCOUNTED NET/INVEST.	63.89
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.358

P.W. %	P.W., M$
5.00	547.069
10.00	483.501
15.00	435.068
20.00	396.876
25.00	365.925
30.00	340.283
40.00	300.132
60.00	246.444
80.00	211.802
100.00	187.376